UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 26, 2006

CENTURY PROPERTIES GROWTH FUND XXII

(Exact name of Registrant as specified in its charter)

            California

   0-13418

  94-2939418

(State or other jurisdiction

(Commission

     (I.R.S. Employer

   of incorporation or

File Number)

  Identification Number)

           organization)

55 Beattie Place

Post Office Box 1089

Greenville, South Carolina 29602

(Address of principal executive offices)

(864) 239-1000

(Issuer's telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[ ]

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01

Entry Into A Material Definitive Agreement

Please see the description under Item 2.03, below.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant

Century Properties Growth Fund XXII (the Registrant”) owns a 100% interest in Wood Creek CPGF 22, L.P., a Delaware limited partnership (the “Partnership”). Only July 26, 2006, the Partnership obtained a mortgage from Capmark Finance, Inc., a California Corporation (the “Lender”) in the principal amount of $14,400,000 on its investment property, Wood Creek Apartments, located in Mesa, Arizona. The existing mortgage, with an outstanding principal amount of approximately $10,393,000, was repaid with proceeds from the new mortgage loan. The new mortgage loan requires monthly payments of principal and interest beginning on September 1, 2006 until the loan matures August 1, 2016, with a fixed interest rate of 5.87%. At maturity, a balloon payment of approximately $12,009,000 is due. The Partnership may prepay the new mortgage loan at any time with 30 days written notice to the Lender subject to a prepayment penalty as defined in the loan agreement. The mortgage loan is secured by a deed granting the Lender a lien or interest on the property. As a condition of making the new mortgage loan, the Lender required AIMCO Properties, L.P., an affiliate of the Partnership, to guarantee the obligations and liabilities of the Partnership with respect to the new mortgage loan.

In accordance with the terms of the loan agreement relating to the new mortgage, payment of the note may be accelerated at the option of the Lender if an Event of Default, as defined in the loan agreement, occurs. Events of Default include, but are not limited to nonpayment of monthly principal and interest requirements within thirty days after the due date and nonpayment of all amounts outstanding on or before the maturity date.

The foregoing description is qualified in its entirety by reference to the Multifamily Note and Guaranty, copies of which will be filed with the Registrant’s Quarterly Report on Form 10-QSB for the quarterly period ended June 30, 2006.

In accordance with the Amended and Restated Certificate and Agreement of Limited Partnership of the Registrant, the Registrant’s Managing General Partner is evaluating the cash requirements of the Registrant to determine whether any portion of the net proceeds will be distributed to the Registrant’s partners.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTURY PROPERTIES GROWTH FUND XXII

By:

FOX PARTNERS IV

General Partner

By:

FOX CAPITAL MANAGEMENT CORPORATION

Managing General Partner

By:

/s/Martha L. Long

Martha L. Long

Senior Vice President

Date:

August 1, 2006